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EXHIBIT 6

CERTIFICATION
REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

        In connection with the annual report on Form 40-F of FirstService Corporation (the "Company") for the fiscal year ended March 31, 2004 (the "Report") filed with the United States Securities and Exchange Commission on the date hereof, I, Jay S. Hennick, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 1, 2004
/s/ Jay S. Hennick Jay S. Hennick President and Chief Executive Officer

CERTIFICATION
REQUIRED BY RULE 13A-14(b) OR RULE 15d-14(b) AND
SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE

        In connection with the annual report on Form 40-F of FirstService Corporation (the "Company") for the fiscal year ended March 31, 2004 (the "Report") filed with the United States Securities and Exchange Commission on the date hereof, I, John B. Friedrichsen, Senior Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as enacted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.
The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.
The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 1, 2004
/s/ John B. Friedrichsen John B. Friedrichsen Senior Vice President and Chief Financial Officer

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CERTIFICATION REQUIRED BY RULE 13a-14(b) OR RULE 15d-14(b) AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE
CERTIFICATION REQUIRED BY RULE 13A-14(b) OR RULE 15d-14(b) AND SECTION 1350 OF CHAPTER 63 OF TITLE 18 OF THE UNITED STATES CODE